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                                                                   Exhibit 10.14

                                   AMENDMENT 1996-1

                              WYNN'S INTERNATIONAL, INC.
                      NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN



    WHEREAS, Wynn's International, Inc. (the "Company") maintains the Wynn's International, Inc. Non-Employee Directors' Stock Option Plan (the "Plan"); and

    WHEREAS, the Company has the right to amend the Plan, and the Company desires to amend the Plan to reflect recent resolutions adopted by the Board of Directors;

    NOW, THEREFORE, the Plan is hereby amended, effective as of December 11, 1996, as follows:

    1.   Section 3.7(b) of the Plan is amended to read as follows:

              "(b) STOCKHOLDER APPROVAL. To the extent required by law, any amendment to this Plan or any then outstanding Option shall be subject to stockholder approval."

    2.   The first sentence of Section 3.7(c) of the Plan is deleted.

    3.   Section 4.1 of the Plan is amended to read as follows:


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              "(i) 'ELIGIBLE DIRECTOR' shall mean a member of the Board of
    Directors of the Corporation who is not an officer or employee of the Corporation or any Subsidiary at the time of grant of the Option."

    IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment to the Plan on this 11th day of December, 1996.

                                       WYNN'S INTERNATIONAL, INC.



                                       By:  /S/ GREGG M. GIBBONS
                                           -----------------------------------
                                       Vice President - Corporate Affairs,
                                       General Counsel and Secretary



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